Business Combinations - Summarizes the fair value of assets acquired and liabilities (Detail) - USD ($) $ in Thousands			12 Months Ended
	Jun. 15, 2021		Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Business Acquisition [Line Items]
Cash and cash equivalents	$ 43,865
Accounts receivables, net	1,126
Prepaid expenses	252
Other current assets	1
Property and equipment, net	5,187
Intangible assets, net	83,800
Other assets	167
Goodwill	101,411	[1]	$ 309,894	$ 346,418	$ 200,624
Total assets acquired	235,809
Accounts payable	273
Accrued expenses	13,961
Deferred revenue	6,670
Other current liabilities	454
Deferred tax liability	16,135
Total liabilities assumed	37,493
Second Spectrum [Member]
Business Acquisition [Line Items]
Goodwill				$ 101,400
Total consideration transferred	$ 198,316		$ 198,316

[1]	Reflects a working capital adjustment of $1.1 million in the fourth quarter of fiscal year 2021